UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2008

PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33679 (Commission Identification No.)	95-4695021 (IRS Employer File Number)
1100 Glendon Ave., Suite 1250, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
(310) 824-6200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events.
     On January 29, 2008, PeopleSupport, Inc. issued a press release announcing that it has scheduled its annual stockholders meeting for June 30, 2008. A copy of the release is being furnished as an exhibit 99.1 to this report on Form 8-K.
     On January 29, 2008, PeopleSupport, Inc. amended paragraph 4 of Section 2.1 (Number, Election, Tenure and Qualifications), Article 2 (Directors) of its by-laws. The effect of the amendment is to extend to March 2, 2008 from January 30, 2008 the last date by which notices must be received by the company with respect to nominations for directors in order to be timely. A copy of the amended paragraph 4 of Section 2.1, Article 2 is being filed as an exhibit 99.2 to this report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2008
PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Lance Rosenzweig
President, Chief Executive Officer and
Chairman of the Board of Directors

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01(D) EXHIBITS.

EXHIBIT	DESCRIPTION
99.1	On January 29, 2008, PeopleSupport, Inc. issued a press release announcing its 2008 annual stockholders meeting date.

99.2	On January 29, 2008, PeopleSupport, Inc. amended paragraph 4 of Section 2.1, Article 2 of its by-laws.